SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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STRATASYS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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STRATASYS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on May 6, 2003

To the Stockholders of Stratasys, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of Stratasys, Inc., a Delaware corporation (the “Company”), will be held on May 6, 2003, at the Company’s manufacturing facility located at 7640 Commerce Way, Eden Prairie, Minnesota 55344, at the hour of 3:30 p.m., for the following purposes:

1.	To elect six directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified; and

2.	To transact such other business as may properly come before the Annual Meeting or adjournments thereof.

     Only stockholders of record at the close of business on April 2, 2003, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

Eden Prairie, Minnesota April 7, 2003	By Order of the Board of Directors Thomas W. Stenoien Secretary

IMPORTANT:

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT TO THE COMPANY. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED, AND STOCKHOLDERS EXECUTING PROXIES MAY ATTEND THE MEETING AND VOTE IN PERSON SHOULD THEY SO DESIRE.

ACTIONS TO BE TAKEN AT THE ANNUAL MEETING
PROPOSAL 1. ELECTION OF DIRECTORS
INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES OF THE BOARD, AND EXECUTIVE OFFICERS
Meetings of the Board of Directors and Information Regarding Committees
Directors’ Fees
Executive Officers
Compliance with Section 16(a) of the Exchange Act
EXECUTIVE COMPENSATION
Summary Compensation
SUMMARY COMPENSATION TABLE
Compensation Committee Interlocks and Insider Participation
Report of the Compensation Committee of the Board of Directors on Executive Compensation
PERFORMANCE GRAPH
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN TRANSACTIONS
INDEPENDENT ACCOUNTANTS
AUDIT COMMITTEE REPORT
OTHER MATTERS
EXPENSES
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
AVAILABLE INFORMATION

STRATASYS, INC.
14950 MARTIN DRIVE
EDEN PRAIRIE, MINNESOTA 55344-2020
(952) 937-3000
www.stratasys.com

PROXY STATEMENT

     The Board of Directors of Stratasys, Inc. (the “Company”) presents this Proxy Statement and the enclosed proxy card to all stockholders and solicits their proxies for the Annual Meeting of Stockholders to be held on May 6, 2003. The record date of this proxy solicitation is April 2, 2003. All proxies duly executed and received will be voted on all matters presented at the Annual Meeting in accordance with the instructions given by such proxies. In the absence of specific instructions, proxies so received will be voted FOR the named nominees for election to the Company’s Board of Directors. The Board of Directors anticipates that all of its nominees for election to the Company’s Board of Directors will be available for election and does not know of any matters that may be brought before the Annual Meeting other than those listed on the Notice of the Annual Meeting.

     In the event that any other matter should come before the Annual Meeting or that any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with their best judgment. A proxy may be revoked at any time before being voted by sending a new proxy bearing a later date or a revocation notice to the Company at the above address, attn: Secretary, or by notifying the Secretary of the Company at the Annual Meeting. The Company is soliciting these proxies and will pay the entire expense of solicitation, which will be made by use of the mails. In addition to this solicitation by mail, certain of the Company’s officers, directors and other employees may solicit proxies, without additional remuneration for such services, in person, or by telephone, fax or email. This Proxy Statement is being mailed on or about April 7, 2003.

     The total number of outstanding shares of the Company’s common stock, $.01 par value, as of April 2, 2003, was 5,468,373 shares. The common stock is the only outstanding class of securities of the Company entitled to vote. Each share of common stock has one vote. Only stockholders of record as of the close of business on April 2, 2003, will be entitled to vote at the Annual Meeting or any adjournments thereof.

     The affirmative vote by holders of a plurality of the votes cast for directors at the Annual Meeting is required for the election of six directors. This means that the six directors with the most votes will be elected. All proxies will be counted for determining the presence of a quorum. Votes withheld in connection with the election of one or more nominees for director will not be counted as votes cast for such individuals. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as “broker non-votes”), those shares will not be included in the vote totals.

     A list of stockholders entitled to vote at the Annual Meeting will be available at the Company’s principal office, 14950 Martin Drive, Eden Prairie, Minnesota, during business hours, for a period of ten (10) days prior to the Annual Meeting for examination by any stockholder for any purpose germane to the Annual Meeting. This list will also be available for inspection at the Annual Meeting.

ACTIONS TO BE TAKEN AT THE ANNUAL MEETING

PROPOSAL 1. ELECTION OF DIRECTORS

     The directors to be elected at the Annual Meeting will serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. Proxies not marked to the contrary will be voted “FOR” the election to the Board of Directors of the following six persons, all of whom are incumbent directors. All nominees were elected as directors at the 2002 Annual Meeting.

     The following table sets forth information concerning the nominees:

Name	Age	Position

S. Scott Crump	49	Chairman of the Board of Directors, Chief Executive Officer, President and Treasurer

Ralph E. Crump	79	Director

Clifford H. Schwieter	55	Director

Arnold J. Wasserman	65	Director

Gregory L. Wilson	55	Director

Edward J. Fierko	62	Director

Biographical Information about Nominees

     S. Scott Crump has served as Chief Executive Officer, President, Treasurer and a director of the Company since its inception in 1988 and as Chief Financial Officer from February 1990 to May 1997. Mr. Crump is, with Lisa H. Crump, his wife, a co-founder of the Company, and he is the inventor of the Company’s FDM® technology. During the period from 1982 to 1988, Mr. Crump was a co-founder and Vice President of Sales of IDEA, Inc., which is now called SI Technologies, Inc. (Nasdaq: SISI), a leading manufacturer of force, load and pressure transducers. Mr. Crump remains on its board of directors and is a significant shareholder of that company. Mr. Crump, a registered professional engineer, is the son of Ralph E. Crump, a director of the Company.

     Ralph E. Crump has been a director of the Company since 1990. Mr. Crump is President of Crump Industrial Group, an investment firm located in Trumbull, Connecticut. He was a founder and director of Osmonics, Inc., a manufacturer of reverse osmosis water filtration devices, until it was acquired by General Electric Company in February 2003. Mr. Crump is also Chairman of SI Technologies, Inc. In 1962, Mr. Crump founded Frigitronics, Inc., a manufacturer of ophthalmic goods and medical instruments, and was its President and Chairman of the Board until December 1986. Mr. Crump is also a director and co-founder of Mity Enterprises, Inc. (Nasdaq: MITY), a public company that manufactures institutional tables. He is a Trustee of the Alumni Foundation of UCLA and a member of the Board of Overseers for the Thayer Engineering School at Dartmouth College. Mr. Crump is the father of Scott Crump.

     Clifford H. Schwieter has been a director of the Company since July 1994. In 2002, Mr. Schwieter became the President and Chief Executive Officer of Concise Logic, Inc., a software development company focused on semiconductor design tools. From 1994 to 2002, Mr. Schwieter was the President and a Managing Director of C.H. Schwieter and Associates, a financial consulting firm. From July 1992 to March 1994, he served as President, Chief Executive Officer and a director of Centric Engineering Systems, Inc., which was engaged in the development of mechanical design and analysis software for computing systems ranging from workstations to mainframes and massively parallel networked computing environments. Mr. Schwieter was Vice President and General Manager of the Electronic Imaging Systems Division of the DuPont Company from 1986 to 1991. From 1971 to 1986, Mr. Schwieter was with the General Electric Company, where he served as Vice President of GE’s Calma Company from 1985 to 1986 and was responsible for that subsidiary’s worldwide business in the mechanical design and factory automation arena. He was President and Representative Director of GE Industrial Automation, Ltd., a joint venture between GE and C. Itoh & Company located in Tokyo, from 1982 to 1985.

     Arnold J. Wasserman has been a director of the Company since 1994. Mr. Wasserman has, for more than 35 years, been a principal of Panda Financial Associates, a leasing/consulting firm. Prior to that, he held positions with IBM and Litton Industries. Mr. Wasserman has consulted with major corporations in the areas of marketing, advertising and sales. He is a lead independent director and chairman of the audit committee of Micros-to-Mainframes, Inc. (Nasdaq: MTMC), a publicly traded company.

     Gregory L. Wilson has been a director of the Company since 1994. He is the co-founder of Mity Enterprises, Inc. and has served as President and Chairman of the Board of that company since its inception in 1987. From 1982 until 1987, Mr. Wilson was President of Church Furnishings, Inc., in Provo, Utah. Mr. Wilson also serves on the board of directors of Broda Enterprises, Waterloo, Ontario, a manufacturer and distributor of geriatric transport devices, and Iomedics, Inc., a developer and marketer of HIPAA-compliant medial software. Mr. Wilson is an active investor in small, privately-held manufacturing concerns.

     Edward J. Fierko has been a director of the Company since February 2002. Since March 2003, Mr. Fierko has been Vice President of GE Osmonics, Inc., a manufacturer of reverse osmosis water filtration devices. From November 1999 through February 2003, he served as President and Chief Operating Officer of Osmonics, Inc., and from November 1998 to September 1999 he served as Executive Vice President of Osmonics. From September 1987 to August 1998, Mr. Fierko was President and CEO of Ecowater International, a holding company with operating companies in the water, waste and special process treatment industry. Prior to that, Mr. Fierko held several management positions over a twenty-three-year career at General Electric Company.

INFORMATION ABOUT THE BOARD OF DIRECTORS,
COMMITTEES OF THE BOARD, AND EXECUTIVE OFFICERS

Meetings of the Board of Directors and Information Regarding Committees

     The Board of Directors has two standing committees, an Audit Committee and a Compensation Committee. The Board does not have a Nominating Committee.

     The Audit Committee is composed of Arnold Wasserman (Chairman), Edward Fierko, Clifford Schwieter and Gregory Wilson. The duties of the Audit Committee include recommending the engagement of independent auditors, reviewing and considering actions of management in matters relating to audit functions, reviewing with independent auditors the scope and results of its audit engagement, reviewing reports from various regulatory authorities, reviewing the system of internal controls and procedures of the Company, and reviewing the effectiveness of procedures intended to prevent violations of law and regulations. The Audit Committee held four (4) meetings in 2002.

     The Compensation Committee is composed of Clifford Schwieter (Chairman), Arnold Wasserman and Gregory Wilson. The duties of this Committee are to recommend to the Board remuneration for officers of the Company, to determine the number and issuance of options pursuant to the Company’s stock option plans and to recommend the establishment of and to monitor a compensation and incentive program for all executives of the Company. The Compensation Committee held five (5) meetings in 2002.

     The Board of Directors held five (5) meetings in 2002. All directors attended at least 75% of the total number of Board meetings and of the meetings of committees on which they served.

Directors’ Fees

     Directors currently receive no cash compensation for serving on the Board of Directors other than reimbursement of reasonable expenses incurred in attending meetings. However, from time to time, directors receive awards under the Company’s equity compensation plans as compensation for serving on the Board of Directors. In

May 2002, one director received non-qualified options to purchase 20,000 shares of the Company’s common stock in connection with his service on the Board.

Executive Officers

     In addition to Scott Crump, the Company’s Chairman, President, Chief Executive Officer, and Treasurer, the following individual serves as an executive officer of the Company:

     Thomas W. Stenoien, 52, has served as Chief Financial Officer of the Company since May 1997, as Secretary since January 1999, and as Executive Vice President of the Company since January 2001. Mr. Stenoien joined the Company in February 1993 as Controller and has also served as Director of Finance. Before joining the Company, Mr. Stenoien served as Controller of Anderberg Lund Printing Co. and as Accounting Manager for Braemar Corporation.

Compliance with Section 16(a) of the Exchange Act

     Pursuant to Section 16 of the Securities Exchange Act of 1934, the Company’s directors and executive officers and beneficial owners of more than 10% of the Company’s common stock are required to file certain reports, within specified time periods, indicating their holdings of and transactions in the common stock and derivative securities. Based solely on a review of such reports provided to the Company and written representations from such persons regarding the necessity to file such reports, the Company is not aware of any failures to file reports or report transactions in a timely manner during the Company’s fiscal year ended December 31, 2002, except that Scott Crump filed one late report on Form 4 relating to eight transactions in March 2002, and Edward Fierko filed a late report on Form 5 relating to one transaction during 2002.

EXECUTIVE COMPENSATION

Summary Compensation

     The following table sets forth the cash and non-cash compensation paid by the Company for services rendered during the fiscal years ended December 31, 2000, December 31, 2001 and December 31, 2002, to the Company’s Chief Executive Officer and each other executive officer whose compensation exceeded $100,000 during such year (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

					Long-Term
		Annual Compensation			Compensation

					Securities
Name and					Underlying	All Other
Principal Position	Year	Salary	Bonus		Options	Compensation(1)

S. Scott Crump Chairman,	2002	$148,720	$79,500	(2)	-0-	$2,025
President, CEO and	2001	$148,720	$71,500	(3)	30,000	$1,619
Treasurer	2000	$150,076	$7,500	(4)	-0-	$1,639
Thomas W. Stenoien Executive Vice	2002	$103,194	$82,900	(5)	-0-	$2,211
President, CFO and	2001	$103,100	$69,700	(6)	15,400	$2,827
Secretary	2000	$98,207	$15,800	(7)	-0-	$2,914

(1)	Consists of employer-matching contributions to a 401(k) plan. This benefit is available to all full-time employees of the Company.

(2)	$44,800 of this bonus was earned in 2002 and paid in 2003.

(3)	$38,900 of this bonus was earned in 2001 and paid in 2002.

(4)	$2,500 of this bonus was earned in 2000 and paid in 2001.

(5)	$41,160 of this bonus was earned in 2002 and paid in 2003.

(6)	$34,000 of this bonus was earned in 2001 and paid in 2002.

(7)	$4,000 of this bonus was earned in 2000 and paid in 2001.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

     The table below includes information regarding the value realized on option exercises and the market value of unexercised options held by the named Executive Officers during the year ended December 31, 2002.

			Number Of Securities		Value of Unexercised In-the-
	Shares		Underlying Unexercised		Money Options/SARS at
	Acquired		Options/SARS at FY-End(#)		FY-End($)(1)
	On	Value
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

S. Scott Crump	22,750	$46,608	38,000	32,000	$139,700	$192,800
Thomas W. Stenoien	15,950	$35,378	9,580	15,120	$48,469	$93,116

(1)	Based upon a closing price of $9.55 on the Nasdaq National Market on December 31, 2002.

Compensation Committee Interlocks and Insider Participation

     Members of the Compensation Committee have never served as officers or employees of the Company or officers or employees of any of the Company’s subsidiaries. During the last fiscal year, no executive officers served on the Board of Directors or Compensation Committee of any other entity whose officers served either on the Company’s Board of Directors or Compensation Committee.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

     The Compensation Committee of the Board of Directors is composed of Messrs. Fierko, Schwieter, Wasserman and Wilson. It recommends to the Board remuneration for officers of the Company, determines the number and issuance of options pursuant to the Company’s stock option plans and recommends the establishment of and monitors a compensation and incentive program for all executives of the Company. The intent of the executive compensation program is to provide competitive levels of compensation in order to attract, retain, and motivate its executives. The goal is to align the interests of the Company’s executives with those of the stockholders, and link total compensation to the individual’s performance and success of the Company.

Executive Compensation Programs

     The Company’s executive compensation program consists of three principal components: base compensation, cash bonus, and stock options. In determining base compensation, the Compensation Committee considers prevailing industry salaries, historical compensation levels as compared with past performance, and expected future contributions of the executives. The Compensation Committee then recommends appropriate base compensation to the full Board of Directors.

     The Company also offers incentive plans under which executive officers may be paid cash bonuses. The compensation under these plans is dependent upon the achievement of certain financial, growth, and performance targets established by the Board of Directors prior to the start of each fiscal year.

     The Company also offers stock options as a component of its long-term incentive and retention program. Stock options are granted at the date of hire and periodically thereafter. These options align the interest of the executive officer with those of the stockholders, since it is only through stock appreciation linked to Company performance that the executive will benefit from these plans. In arriving at its recommendations for the amount of such grants, the Compensation Committee considers the executive’s contribution to the Company’s performance in the past, and the expected contribution of the executive to the Company’s long-term growth. The Company’s policy is to fix the price of the options at or above the fair market value on the date of grant, thereby linking the executive’s value realized directly to the gains realized by the Company’s stockholders.

Chief Executive Officer Compensation

     In arriving at its recommendation for Mr. Crump’s total compensation, the Compensation Committee considered the Company’s performance as measured by revenue, revenue growth, profitability, earnings per share, share valuation, and corporate objectives. After considering Mr. Crump’s performance in 2002, the Compensation Committee recommended quarterly management-by-objective (MBO) bonuses for Mr. Crump totaling $7,500, which the Board of Directors granted. An MBO profit bonus of $72,000 was paid to Mr. Crump for 2002. Base compensation, determined early in 2002, amounted to $148,720, unchanged from 2001.

Submitted March 28, 2003, by the members of the Compensation Committee.

Clifford H. Schwieter, Chairman
Edward J. Fierko
Arnold J. Wasserman
Gregory L. Wilson

PERFORMANCE GRAPH

     The following graph compares on a cumulative basis the yearly percentage change, assuming dividend reinvestment, over the last five fiscal years in (a) the total shareholder return on the Company’s common stock with (b) the total return on the Nasdaq (US) Composite Index, and (c) the total return on the information technology sector of the Standard & Poor’s SmallCap 600 Index (“S&P 600 Info Tech Index”). The S&P 600 Info Tech Index consists of 125 of the 600 stocks comprising the Standard & Poor’s SmallCap 600 Index, a capitalization-weighted index of domestic stocks chosen for market size, liquidity and industry representation.

     The following graph assumes that $100 had been invested in each of Stratasys, the Nasdaq (US) Composite Index, and the S&P 600 Info Tech Index on December 31, 1997.

Assumes $100 invested on December 31, 1997
Assumes dividend reinvested
Fiscal year ending December 31, 2002

     The immediately preceding sections entitled “Report of the Compensation Committee of the Board of Directors on Executive Compensation” and “Performance Graph” do not constitute soliciting material for purposes of SEC Rule 14a-9, will not be deemed to have been filed with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, and are not to be incorporated by reference into any other filing that the Company makes with the SEC.

COMMON STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 18, 2003, certain information concerning the beneficial ownership of common stock by (i) each person known by the Company to be the owner of more than 5% of the outstanding common stock, (ii) each director, (iii) each Named Executive Officer, and (iv) all directors and executive officers as a group. In general, “beneficial ownership” includes those shares a director or executive officer has the power to vote or the power to transfer, and stock options and other rights to acquire common stock that are exercisable currently or become exercisable within 60 days. Except as indicated otherwise, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The calculation of the percentage owned is based on 5,468,373 shares outstanding on April 2, 2003. The address of each of the directors and executive officers listed below is c/o Stratasys, Inc., 14950 Martin Drive, Eden Prairie, Minnesota 55344.

			Percentage of
	Amount and Nature		Outstanding
Name and Address	of Beneficial Ownership		Shares Owned

S. Scott Crump	560,967	(1)	10.18%
Thomas W. Stenoien	13,559	(2)	*
Ralph E. Crump	323,330	(3)	5.90%
Edward J. Fierko	20,000	(4)	*
Clifford H. Schwieter	26,725	(5)	*
Arnold J. Wasserman	45,000	(6)	*
Gregory L. Wilson	96,000	(7)	1.73%
All directors and executive officers as a group (7 persons)	1,085,581	(8)	19.07%

*	Represents less than 1% of the Company’s outstanding common stock.

(1)	Includes presently-exercisable options to purchase 43,000 shares of common stock. Does not include options to purchase 27,000 shares of common stock that are not presently exercisable. Also includes 258,787 shares of common stock directly owned by Mr. Crump’s wife, of which Mr. Crump disclaims beneficial ownership. In addition, Mr. Crump disclaims beneficial ownership of 154,165 shares of common stock owned directly and presently-exercisable options to acquire 15,000 shares of common stock held by Ralph Crump, Mr. Crump’s father, and 154,165 shares owned directly by Mr. Crump’s mother.

(2)	Includes presently-exercisable options to purchase 11,360 shares of common stock. Does not include options to purchase 12,840 shares of common stock that are not presently exercisable.

(3)	Includes presently-exercisable options to purchase 15,000 shares of common stock. Also includes 154,165 shares of common stock directly owned by Mr. Crump’s wife. Mr. Crump disclaims beneficial ownership of all such shares. In addition, Mr. Crump disclaims beneficial ownership of 259,180 shares of common stock owned directly and presently-exercisable options to acquire 41,000 shares of common stock held by Scott Crump, Mr. Crump’s son, and 258,787 shares owned directly by Mr. Crump’s daughter-in-law.

(4)	Represents presently-exercisable options to purchase 20,000 shares of common stock.

(5)	Includes presently-exercisable options to purchase 25,000 shares of common stock.

(6)	Represents presently-exercisable options to purchase 45,000 shares of common stock.

(7)	Includes presently-exercisable options to purchase 66,000 shares of common stock.

(8)	Includes presently-exercisable options to purchase 221,980 shares of common stock.

CERTAIN TRANSACTIONS

     Pursuant to the Company’s continuing stock repurchase program, the Company purchased from each of Scott Crump and his spouse 25,000 shares of common stock on March 1, 2002, at $8.67 per share. The Company also purchased 15,000 shares on February 22, 2002, at $8.45 per share, and 60,000 shares on February 25, 2002, at $9.38 per share, from Cameron Truesdell, who was a member of the Company’s Board of Directors at the time of the transactions. Each of the foregoing purchases was approved in advance by the Board of Directors, and the purchase price was determined on the basis of the average of the closing bid and ask prices for the Company’s common stock on the date of purchase. In the case of each purchase from Mr. Truesdell, the Company’s purchase price for the shares was less than Mr. Truesdell’s original purchase price for such shares.

     On February 25, 2002, Messrs. Schwieter and Wasserman exercised options to purchase 41,187 shares and 41,000 shares, respectively, and the Company repurchased the shares at $9.12 per share. On March 4, 2002, Ralph Crump and Scott Crump exercised options to purchase 51,000 shares and 22,750 shares, respectively, and the Company repurchased the shares at $8.73 per share. Each of the foregoing purchases was approved in advance by the Board of Directors, and the purchase price was approximately three (3%) percent less than the average of the closing bid and ask prices for the Company’s common stock on the date of purchase.

     On May 14, 2002, the Company granted Mr. Fierko 20,000 non-qualified options in connection with his service on the Board. These options are immediately exercisable at an exercise price of $6.15 per share. These options expire on May 13, 2007.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR”
THE NOMINEES LISTED IN PROPOSAL 1.

INDEPENDENT ACCOUNTANTS

     Rothstein, Kass & Company, P.C., audited the Company’s financial statements for the fiscal years ended December 31, 2002, December 31, 2001, and December 31, 2000, and has been the independent public accountants of the Company since December 20, 1994. Rothstein Kass has no financial interest, either direct or indirect, in the Company. The Board of Directors has not yet selected independent accountants to audit the Company’s financial statements for the fiscal year ending December 31, 2003. It was the determination of the Board of Directors that the Company should not be obligated at this time to retain a specific firm of independent accountants.

     No representative of Rothstein Kass is expected to attend the Annual Meeting or to make a statement or respond to questions from stockholders.

AUDIT COMMITTEE REPORT

     The Audit Committee meets with the Company’s independent auditors, both with and without management present, to review the scope and results of the audit engagement, the system of internal controls and procedures and the effectiveness of procedures intended to prevent violations of laws and regulations. On July 20, 2000, the Audit Committee adopted a Charter, which was approved by the Company’s Board of Directors on July 20, 2000. A copy of the Audit Committee’s Charter was appended to the Company’s Proxy Statement for its 2001 Annual Meeting. Both the Audit Committee and the Board of Directors have determined that Charter states appropriate guiding principles for the Audit Committee. In addition, after evaluating the qualifications of the members of the Audit

Committee, the Board of Directors has determined that its members continue to have the independence and expertise to serve on the Audit Committee as required by all applicable rules and regulations.

     In accordance with the Audit Committee’s Charter and pursuant to Securities and Exchange Commission Rules, the Audit Committee reviewed all services performed by Rothstein Kass for the Company in 2002, within and outside the scope of their quarterly and annual auditing function. For 2002, the Company paid its independent auditors the following fees:

Audit Fees:	$83,378
Financial Information System Design and Implementation Fees:	$0
All Other Fees:	$24,301

     The fees labeled as All Other Fees above constitute all of the fees the Company paid to Rothstein Kass for non-audit services in 2002. Those fees principally involved tax related services and 401(k) audit fees. At a meeting held on February 11, 2003, the Audit Committee reviewed the non-audit services listed above and determined that such services are compatible with the continued preservation of the status of Rothstein Kass as independent auditors.

     The Audit Committee has reviewed the 2002 audited financial statements with management and has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380). The Audit Committee also received from Rothstein Kass at the Committee’s February 11, 2003 meeting, the written disclosures and the letter required by Independence Standards Board Standard No. 1. The Audit Committee has also discussed with the independent auditors and received their written confirmation that they remain independent accountants with respect to the Company. Based on its review of such items with Rothstein Kass, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report of Form 10-K for 2002 for filing with the Securities and Exchange Commission.

Arnold J. Wasserman, Chairman
Edward J. Fierko
Clifford H. Schwieter
Gregory L. Wilson

OTHER MATTERS

     The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by Board of Directors’ proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying proxy will vote on those matters according to their best judgment.

EXPENSES

     The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed proxy card and other materials, and the cost of soliciting proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented at the Company’s next Annual Meeting of Stockholders must be received by the Company no later than December 9, 2003, in order for them to be included in the proxy statement and form of proxy relating to that meeting. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company’s By-Laws, or if the proposal is to be presented at any meeting other than the next Annual Meeting of Stockholders, the proposal must be received at the Company’s principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

     Stockholder proposals for business matters to be conducted at the meeting, including nominations of persons to serve as directors of the Company, but not to be considered for inclusion in the Company’s proxy statement and form of proxy relating to its 2004 Annual Meeting, must be received no later than February 23, 2004. Such proposals should be directed to the Company’s Secretary at 14950 Martin Drive, Eden Prairie, Minnesota 55344-2020.

AVAILABLE INFORMATION

     Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission, including the financial statements, can be obtained without charge by stockholders (including beneficial owners of the Company’s common stock) upon written request to Thomas W. Stenoien, the Company’s Secretary, 14950 Martin Drive, Eden Prairie, Minnesota 55344-2020, or on the Commission’s Web Site at www.sec.gov.

By Order of the Board of Directors

Thomas W. Stenoien, Secretary

Eden Prairie, Minnesota
April 7, 2003

STRATASYS, INC.
14950 Martin Drive
Eden Prairie, Minnesota 55344-2020

PROXY

     The undersigned, a holder of common stock of Stratasys, Inc., a Delaware corporation (the “Company”), hereby appoints S. Scott Crump and Thomas W. Stenoien, and each of them, the proxy of the undersigned, with full power of substitution, to attend, represent and vote for the undersigned, all of the shares of the Company which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on May 6, 2003 and any adjournments thereof, as follows:

1.	The election of six directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

☐ FOR all nominees listed below

☐ WITHHOLD AUTHORITY to vote for all nominees listed below.

(Instructions: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE OUT HIS NAME BELOW.)

S. Scott Crump, Ralph E. Crump, Edward J. Fierko, Clifford H. Schwieter, Arnold J. Wasserman, Gregory L. Wilson

2.	Upon such other matters as may properly come before the meeting or any adjournments thereof.

     The undersigned hereby revokes any other proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitations hereby, said proxies are authorized to vote in accordance with their best judgment.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE OTHER SIDE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SIX DIRECTORS NAMED IN PROPOSAL 1 AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING.

     The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting, dated April 7, 2003, relating to the Annual Meeting.

Signature(s) of Stockholder(s)

The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing officer.

Date: _____ , 2003

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF STRATASYS, INC. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE